EXHIBIT 21

                           SHAWMUT NATIONAL CORPORATION
                              PRINCIPAL SUBSIDIARIES
           ____________________________________________________________________

           Registrant                         Shawmut National Corporation
                                              (Delaware Corporation)

           Subsidiary, all of whose voting    Shawmut Service Corporation
            securities are owned by the       (Delaware Corporation)
            registrant:

           Subsidiary, all of whose voting    Hartford National Corporation
            securities are owned by Shawmut   (Delaware Corporation)
            Service Corporation:

           Subsidiary, all of whose voting    Shawmut Corporation
            securities are owned by           (Massachusetts Corporation)
            Hartford National Corporation
            and Shawmut Service Corporation:

           Subsidiary, all of whose voting    Shawmut Bank Connecticut, National
            securities are owned by Hartford   Association (United States
            National Corporation:              Corporation doing business in
                                               Rhode Island as Shawmut Bank)

           Subsidiary, all of whose voting    Shawmut Bank, National Association
            securities are owned by Hartford   (United States Corporation)
            National Corporation and Shawmut
            Corporation:

           Nonbank Subsidiaries

           Subsidiary, all of whose voting    Shawmut Brokerage, Inc.
            shares are owned by Shawmut       (Connecticut Corporation)
            Bank Connecticut, National
            Association:

           Subsidiary, all of whose voting    Shawmut Mortgage Company
            shares are owned by Shawmut       (Connecticut Corporation)
            Bank Connecticut, National
            Association:

           Subsidiary, all of whose voting    Shawmut Investment Advisers, Inc.
            shares are owned by Shawmut       (Massachusetts Corporation)
            Corporation:

           Subsidiary, all of whose voting    Shawmut National Trust Company
            shares are owned by Hartford      (United States Corporation)
            National Corporation:

           Subsidiary, all of whose voting    Shawmut Trust Company
            shares are owned by Hartford      (New York Trust Company)
            National Corporation:

                                     *  *  *
                                                                            107